PRO-BLEND CONSERVATIVE
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning &
Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						3,111,407.199
		Against					2,160.970
		Abstain (includes broker non-votes)		1,018,090.726

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						3,079,662.971
		Against					38,862.771
		Abstain (includes broker non-votes)		1,013,133.153

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						3,116,036.741
		Against					2,322.001
		Abstain (includes broker non-votes)		1,013,300.153

Proposal 3.A.iii. To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						3,111,414.741
		Against					6,944.001
		Abstain (includes broker non-votes)		1,013,300.153

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						3,109,038.741
		Against					6,944.001
		Abstain (includes broker non-votes)		1,015,676.153

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						3,115,586.741
		Against					2,772.001
		Abstain (includes broker non-votes)		1,013,300.153

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						3,113,210.741
		Against					5,148.001
		Abstain (includes broker non-votes)		1,013,300.153

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

								Number of shares voted
		For						3,116,203.741
		Against					2,322.001
		Abstain (includes broker non-votes)		1,013,133.153

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

								Number of shares voted
		For						3,073,717.495
		Against					44,641.247
		Abstain (includes broker non-votes)		1,013,300.153

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						3,034,350.725
		Against					84,008.017
		Abstain (includes broker non-votes)		1,013,300.153

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						3,077,889.495
		Against					40,469.247
		Abstain (includes broker non-votes)		1,013,300.153

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

								Number of shares voted
		For						3,073,434.495
		Against					45,091.247
		Abstain (includes broker non-votes)		1,013,133.153

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						2,905,948.272
		Against					210,644.470
		Abstain (includes broker non-votes)		1,015,066.153

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						2,868,601.484
		Against					249,757.258
		Abstain (includes broker non-votes)		1,013,300.153

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						2,872,066.502
		Against					246,735.240
		Abstain (includes broker non-votes)		1,012,857.153

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						2,943,035.518
		Against					175,323.224
		Abstain (includes broker non-votes)		1,013,300.153

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						2,945,578.518
		Against					172,947.224
		Abstain (includes broker non-votes)		1,013,133.153

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						2,945,411.518
		Against					172,947.224
		Abstain (includes broker non-votes)		1,013,300.153

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						2,909,320.748
		Against					209,037.994
		Abstain (includes broker non-votes)		1,013,300.153

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						2,906,298.730
		Against					212,060.012
		Abstain (includes broker non-votes)		1,013,300.153

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

								Number of shares voted
		For						2,909,320.748
		Against					209,037.994
		Abstain (includes broker non-votes)		1,013,300.153


PRO-BLEND MODERATE
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc.
was held on November 12, 2007.  The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						13,460,139.711
		Against					13,756.727
		Abstain (includes broker non-votes)		4,272,672.391

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						13,431,605.068
		Against					23,631.372
		Abstain (includes broker non-votes)		4,291,332.389

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						13,431,834.068
		Against					30,149.372
		Abstain (includes broker non-votes)		4,284,585.389

Proposal 3.A.iii.  To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						13,431,977.068
		Against					29,579.372
		Abstain (includes broker non-votes)		4,285,012.389

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						13,438,352.068
		Against					23,631.372
		Abstain (includes broker non-votes)		4,284,585.389

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						13,435,245.068
		Against					26,738.372
		Abstain (includes broker non-votes)		4,284,585.389

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						13,428,540.068
		Against					33,443.372
		Abstain (includes broker non-votes)		4,284,585.389

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

								Number of shares voted
		For						13,432,669.068
		Against					22,994.372
		Abstain (includes broker non-votes)		4,290,905.389

Proposal 3.B.i.  To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.
,
								Number of shares voted
		For						13,419,502.932
		Against					42,053.508
		Abstain (includes broker non-votes)		4,285,012.389

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						13,412,742.932
		Against					48,813.508
		Abstain (includes broker non-votes)		4,285,012.389

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						13,421,304.932
		Against					40,678.508
		Abstain (includes broker non-votes)		4,284,585.389

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

								Number of shares voted
		For						13,410,032.932
		Against					43,980.508
		Abstain (includes broker non-votes)		4,292,555.389

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						12,846,333.381
		Against					607,655.059
		Abstain (includes broker non-votes)		4,292,580.389

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						12,846,064.381
		Against					607,497.059
		Abstain (includes broker non-votes)		4,293,007.389

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						12,842,371.107
		Against					611,190.333
		Abstain (includes broker non-votes)		4,293,007.389

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						12,851,940.044
		Against					601,692.396
		Abstain (includes broker non-votes)		4,292,936.389

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						12,852,775.517
		Against					600,785.923
		Abstain (includes broker non-votes)		4,293,007.389

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						12,854,358.517
		Against					597,491.923
		Abstain (includes broker non-votes)		4,294,718.389

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						12,830,025.517
		Against					596,202.923
		Abstain (includes broker non-votes)		4,320,340.389

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						12,827,545.517
		Against					595,830.923
		Abstain (includes broker non-votes)		4,323,192.389

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

								Number of shares voted
		For						12,850,226.044
		Against					601,624.396
		Abstain (includes broker non-votes)		4,294,718.389


PRO-BLEND EXTENDED
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc.
was held on November 12, 2007.  The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						14,504,215.987
		Against					32,375.762
		Abstain (includes broker non-votes)		4,340,568.734

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						14,314,407.453
		Against					186,839.079
		Abstain (includes broker non-votes)		4,375,913.951

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						14,406,296.741
		Against					106,284.791
		Abstain (includes broker non-votes)		4,364,578.951

Proposal 3.A.iii. To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						14,330,097.962
		Against					172,849.570
		Abstain (includes broker non-votes)		4,374,212.951

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						14,340,834.679
		Against					161,082.853
		Abstain (includes broker non-votes)		4,375,242.951

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						14,382,812.442
		Against					117,280.090
		Abstain (includes broker non-votes)		4,377,067.951

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						14,381,144.741
		Against					118,230.791
		Abstain (includes broker non-votes)		4,377,784.951

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

								Number of shares voted
		For						14,384,210.700
		Against					111,841.832
		Abstain (includes broker non-votes)		4,381,107.951

Proposal 3.B.i.  To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.
,
								Number of shares voted
		For						14,257,641.387
		Against					241,243.145
		Abstain (includes broker non-votes)		4,378,275.951

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						14,211,841.974
		Against					288,250.558
		Abstain (includes broker non-votes)		4,377,067.951

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						14,296,167.078
		Against					203,925.454
		Abstain (includes broker non-votes)		4,377,067.951

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

								Number of shares voted
		For						14,236,512.810
		Against					193,569.480
		Abstain (includes broker non-votes)		4,447,078.193

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						13,059,379.218
		Against					1,438,475.314
		Abstain (includes broker non-votes)		4,379,305.951

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						13,065,093.861
		Against					1,374,403.429
		Abstain (includes broker non-votes)		4,437,663.193

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						13,158,429.558
		Against					1,341,713.974
		Abstain (includes broker non-votes)		4,377,016.951

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						13,158,461.158
		Against					1,340,914.374
		Abstain (includes broker non-votes)		4,377,784.951

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						13,136,517.900
		Against					1,363,083.632
		Abstain (includes broker non-votes)		4,377,558.951

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						13,155276.514
		Against					1,283,994.776
		Abstain (includes broker non-votes)		4,437,889.193

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						13,158,312.859
		Against					1,342,937.673
		Abstain (includes broker non-votes)		4,375,909.951

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						13,150,426.379
		Against					1,347,547.153
		Abstain (includes broker non-votes)		4,379,186.951

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

								Number of shares voted
		For						13,212,619.261
		Against					1,286,357.271
		Abstain (includes broker non-votes)		4,378,183.951


PRO-BLEND MAXIMUM
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						11,008,372.420
		Against					135,963.446
		Abstain (includes broker non-votes)		3,840,667.972

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						10,905,558.670
		Against					211,170.280
		Abstain (includes broker non-votes)		3,868,274.888

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						10,893.733.243
		Against					201,865.707
		Abstain (includes broker non-votes)		3,889,404.888

Proposal 3.A.iii. To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						10,900,128.584
		Against					203,194.366
		Abstain (includes broker non-votes)		3,881,680.888

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						10,903,670.991
		Against					203,623.959
		Abstain (includes broker non-votes)		3,877,708.888

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						10,909,907.929
		Against					197,730.021
		Abstain (includes broker non-votes)		3,877,365.888

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						10,928,267.310
		Against					182,771.640
		Abstain (includes broker non-votes)		3,873,964.888

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

								Number of shares voted
		For						10,929,115.811
		Against					180,439.139
		Abstain (includes broker non-votes)		3,875,448.888

Proposal 3.B.i.  To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.
,
								Number of shares voted
		For						10,883,671.163
		Against					226,566.787
		Abstain (includes broker non-votes)		3,874,765.888

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						10,861,102.844
		Against					245,387.106
		Abstain (includes broker non-votes)		3,878,513.888

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						10,896,287.553
		Against					203,253.016
		Abstain (includes broker non-votes)		3,885,463.269

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

								Number of shares voted
		For						10,897,466.802
		Against					201,620.228
		Abstain (includes broker non-votes)		3,885,916.808

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						10,303,952.558
		Against					815,544.392
		Abstain (includes broker non-votes)		3,865,506.888

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						10,293,375.199
		Against					817,421.751
		Abstain (includes broker non-votes)		3,874,206.888

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						10,347,410.324
		Against					781,071.626
		Abstain (includes broker non-votes)		3,856,521.888

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						10,320,865.281
		Against					794,903.669
		Abstain (includes broker non-votes)		3,869,234.888

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						10,305,066.281
		Against					807,067.669
		Abstain (includes broker non-votes)		3,872,869.888

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						10,316,268.406
		Against					793,349.544
		Abstain (includes broker non-votes)		3,875,385.888

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						10,269,696.702
		Against					791,057.248
		Abstain (includes broker non-votes)		3,924,249.888

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						10,236,459.166
		Against					827,052.784
		Abstain (includes broker non-votes)		3,921,491.888

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

								Number of shares voted
		For						10,341,193.486
		Against					778,730.083
		Abstain (includes broker non-votes)		3,865,080.269


TAX MANAGED
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund, Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						678,480.958
		Against					85.493
		Abstain (includes broker non-votes)		28,613.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						677,725.242
		Against					841.209
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						678,053.017
		Against					513.434
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.A.iii. To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						678,053.017
		Against					513.434
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						677,725.242
		Against					841.209
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						678,053.017
		Against					513.434
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						678,053.017
		Against					513.434
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

								Number of shares voted
		For						678,053.017
		Against					513.434
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

								Number of shares voted
		For						678,053.017
		Against					513.434
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						677,725.242
		Against					841.209
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						678,053.017
		Against					513.434
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

								Number of shares voted
		For						677,725.242
		Against					841.209
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						678,053.017
		Against					513.434
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						677,725.242
		Against					841.209
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						678,053.017
		Against					513.434
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						677,725.242
		Against					841.209
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						677,725.242
		Against					841.209
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						678,053.017
		Against					513.434
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						677,725.242
		Against					841.209
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						677,725.242
		Against					841.209
		Abstain (includes broker non-votes)		28,613.000

Proposal 3.C.vii. To approve changes to the policy/restriction regarding investing in any company with less than three years continuous operation.

								Number of shares voted
		For						678,053.017
		Against					513.434
		Abstain (includes broker non-votes)		28,613.000


EQUITY
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund,
 Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						3,990,897.821
		Against					3,769.000
		Abstain (includes broker non-votes)		1,788,031.772

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						3,980,227.744
		Against					14,298.077
		Abstain (includes broker non-votes)		1,788,172.772

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						3,977,065.961
		Against					17,459.860
		Abstain (includes broker non-votes)		1,788,172.772

Proposal 3.A.iii.  To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						3,976,657.961
		Against					17,754.860
		Abstain (includes broker non-votes)		1,788,285.772

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						3,975,867.744
		Against					17,754.860
		Abstain (includes broker non-votes)		1,788,172.772

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						3,976,825.821
		Against					17,587.000
		Abstain (includes broker non-votes)		1,788,285.772

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						3,976,459.961
		Against					18,065.860
		Abstain (includes broker non-votes)		1,788,172.772

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

								Number of shares voted
		For						3,977,704.961
		Against					16,820.860
		Abstain (includes broker non-votes)		1,788,172.772

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

								Number of shares voted
		For						3,976,117.961
		Against					18,407.860
		Abstain (includes broker non-votes)		1,788,172.772

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						3,975,333.744
		Against					19,079.077
		Abstain (includes broker non-votes)		1,788,285.772

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						3,977,259.821
		Against					17,153.000
		Abstain (includes broker non-votes)		1,788,285.772

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

								Number of shares voted
		For						3,975,754.744
		Against					18,290.077
		Abstain (includes broker non-votes)		1,788,653.772

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						3,976,570.821
		Against					17,955.000
		Abstain (includes broker non-votes)		1,788,172.772

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						3,975,132.604
		Against					19,393.217
		Abstain (includes broker non-votes)		1,788,172.772

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						3,977,004.821
		Against					17,521.000
		Abstain (includes broker non-votes)		1,788,172.772

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						3,974,304.744
		Against					20,108.077
		Abstain (includes broker non-votes)		1,788,285.772

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						3,976,350.604
		Against					18,062.217
		Abstain (includes broker non-votes)		1,788,285.772

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						3,975,813.961
		Against					18,711.860
		Abstain (includes broker non-votes)		1,788,172.772

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						3,975,272.744
		Against					19,253.077
		Abstain (includes broker non-votes)		1,788,172.772

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						3,973,928.744
		Against					20,597.077
		Abstain (includes broker non-votes)		1,788,172.772


OVERSEAS
PROXY VOTING RESULTS

A special meeting of the shareholders of Manning & Napier Fund,
 Inc. was held on November 12, 2007. The number of votes necessary to conduct the meeting and approve each proposal was obtained, and the results of the votes of shareholders on proposals before them are listed below:

PROPOSAL 1:

Election of Directors.

					Number of Shares		Number of Shares
					    voted for 			      withheld

B. Reuben Auspitz			215,932,354.541		15,898,685.154
Stephen B. Ashley			215,960,751.214		15,870,288.481
Peter L. Faber				217,504,725.208		14,326,314.487
Harris H. Rusitzky			215,924,013.609		15,907,026.086

PROPOSAL 2:

To approve the investment advisory agreement between Manning &
Napier Advisors, Inc. and Manning & Napier Fund, Inc.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

PROPOSAL 3:

Eliminating, amending, or reclassifying certain fundamental investment policies or restrictions.

Proposal 3.A.i. To approve changes to the fundamental policy regarding borrowing money.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.A.ii. To approve changes to the fundamental policy regarding percentage of assets invested in any one industry.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.A.iii. To approve changes to the fundamental policy regarding loans.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.A.iv. To approve changes to the fundamental policy regarding issuance of senior securities or pledging its assets.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.A.v. To approve changes to the fundamental policy regarding buying or selling of commodities or commodity contracts.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.A.vi. To approve changes to the fundamental policy regarding underwriting of securities.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.A.vii. To approve changes to the fundamental policy regarding diversification.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.B.i. To approve changes to the policy/restriction regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.B.ii. To approve changes to the policy/restriction regarding the purchase of securities on margin.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.B.iii. To approve changes to the policy/restriction regarding acquiring securities of other investment companies.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.B.iv. To approve changes to the policy/restriction regarding warrants.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.B.v. To approve changes to the policy/restriction regarding options on securities and with respect to stock index and currency futures and related options.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.B.vi. To approve changes to the policy/restriction regarding hedging and derivative transactions.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.B.vii. To approve changes to the policy/restriction regarding the purchase of foreign securities.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.C.i. To approve changes to the policy/restriction regarding investment for the purpose of exercising control over management.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.C.iii. To approve changes to the policy/restriction regarding short sales or short positions.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.C.iv. To approve changes to the policy/restriction regarding participation in a joint or joint and several basis in trading account in securities.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.C.v. To approve changes to the policy/restriction regarding investment in oil, gas or other mineral exploration or development programs.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000

Proposal 3.C.vi. To approve changes to the policy/restriction regarding officers and directors of the Fund.

								Number of shares voted
		For						5,106,355.830
		Against					0.000
		Abstain (includes broker non-votes)		119,543.000